UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: March 6, 2007
(Date of earliest event reported: February 28, 2007)

CENTURY CASINOS, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	0-22290	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1263 Lake Plaza Drive Suite A, Colorado Springs, CO	80906
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2007, a Second Amendment to the Credit Agreement dated November 18, 2005 (“Second Amendment”) was entered into among CC Tollgate LLC (the “Borrower”), Century Casinos, Inc. (“Century”) and Wells Fargo Bank, National Association, as Agent.

Amongst other items, the terms of the Second Amendment added or modified the following (capitalized terms have the meanings ascribed to them in the Second Amendment and in Section 1.01 of the Existing Credit Agreement):

1)
Permits and requires the Borrower to make principal prepayments of $10.0 million on the C/T Loan (as defined in the original agreement) and $2.5 million on the Revolving Credit Facility at a reduced prepayment fee of 2.5%. The prepayment fee is payable on the Maturity Date.

2)	Revises the C/T Loan Reduction Schedule requiring quarterly loan repayments of $0.6 million beginning December 31, 2007 through maturity.
3)	Redefines and modifies the covenant requirements for the Adjusted Fixed Charge Coverage Ratio, Senior Leverage Ratio, Limitation on Indebtedness and Restriction on Distributions.
4)	Eliminates the Total Leverage Ratio Covenant, the Minimum Annualized EBITDAM requirements and the requirements for the payment of Excess Cash Flow Payments.
5)	Permits the Borrower to make Secured Interest Rate Hedges up to $22.5 million at any time outstanding.
6)	Defines “Term Out Date” to be November 22, 2006.

This summary of the terms of the Second Amendment is qualified in its entirety by the text of the Second Amendment, a copy of which is attached to this Form 8-K as exhibit 10.1 and is incorporated herein by reference.

On February 28, 2007, a Seventh Amendment to the Amended and Restated Credit Agreement dated April 21, 2000 (“Seventh Amendment”) was entered into among WMCK Venture Corp., Century Casinos Cripple Creek, Inc., WMCK Acquisition Corp. (collectively the “Borrowers”), Century Casinos, Inc. (the “Guarantor”) and Wells Fargo Bank, National Association, as Agent. The Seventh Amendment extends the maturity date of the Existing Credit Agreement to December 31, 2008.

This summary of the terms of the Seventh Amendment is qualified in its entirety by the text of the Seventh Amendment, a copy of which is attached to this Form 8-K as exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
10.1 Second Amendment to Credit Agreement, dated as of February 28, 2007, by and between CC Tollgate LLC, Wells Fargo Bank, Marshall Bankfirst Corp. and Orix Commercial Finance LLC.
10.2 Seventh Amendment to Amended and Restated Credit Agreement, dated as of February 28, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Century Casinos, Inc.
(Registrant)

Date: March 6, 2007	By : /s/ Ray Sienko
Ray Sienko
Chief Accounting Officer